Exhibit 4.1

ENBRIDGE INC.

OFFICERS’ CERTIFICATE

PURSUANT TO SECTIONS 102, 201, AND 301 OF THE INDENTURE

We, Maximilian G. Chan, Vice President, Treasury & Enterprise Risk, and Karen K.L. Uehara, Vice President & Corporate Secretary, of Enbridge Inc., a corporation duly incorporated under the Companies Act of the Northwest Territories and continued and existing under the Canada Business Corporations Act (the “Company”), in connection with the issuance by the Company on the date hereof of (i) US$500,000,000 aggregate principal amount of the Company’s 0.550% Senior Notes due 2023 (the “2023 Notes”), (ii) US$500,000,000 aggregate principal amount of the Company’s 1.600% Senior Notes due 2026 (the “2026 Notes”) and (iii) an additional US$500,000,000 aggregate principal amount of the Company’s 3.400% Senior Notes due 2051 (the “2051 Notes” and, collectively with the 2023 Notes and the 2026 Notes, the “Notes”), each hereby certify pursuant to Sections 102, 201 and 301 of the Indenture, dated as of February 25, 2005 (the “Base Indenture”), between the Company and Deutsche Bank Trust Company Americas, as Trustee (the “Trustee”), as amended and supplemented by the First Supplemental Indenture, dated as of March 1, 2012, between the Company and the Trustee, the Sixth Supplemental Indenture, dated as of May 13, 2019, among the Trustee, the Company, Spectra Energy Partners, LP, a Delaware limited partnership (“SEP”), and Enbridge Energy Partners, L.P., a Delaware limited partnership (together with SEP, the “Guarantors”) and the Eighth Supplemental Indenture, dated as of June 28, 2021, among the Company, the Guarantors and the Trustee (the Base Indenture as amended and supplemented, the “Indenture”), that:

1.	The undersigned have read all of the conditions (including all definitions relating thereto) set forth in the Indenture for the authorization, issuance, authentication and delivery of the Notes.

2.	The undersigned have examined the documents submitted by the Company to the Trustee relating to the Notes and certain other Company documents and records, including the resolutions of the Board of Directors of the Company (the “Board”) referred to below and the actions of the Vice President, Treasury & Enterprise Risk and the Vice President & Corporate Secretary of the Company referred to below.

3.	The undersigned have made such examination or investigation as is necessary to enable him or her, as the case may be, to express the informed opinion set forth in Paragraph 4 of this Certificate.

4.	In the opinion of the undersigned, the conditions of the applicable provisions of the Indenture have been complied with in connection with the issuance of the Notes.

5.	On September 29, 2021, in accordance with the resolutions approved by the Board at meetings of the Board held on February 12 and 13, 2019 and September 2, 2021, respectively (the “Resolutions”), certain of the Authorized Officers (as defined in the Resolutions), following discussions by telephone among the officers of the Company and representatives of the Underwriters named below with respect to the terms to be established in respect of the issue and sale of the Notes to the several underwriters named in Schedule II (the “Underwriters”) to the Underwriting Agreement, dated as of September 29, 2021, among the Company and each of the Guarantors and Deutsche Bank Securities Inc., Mizuho Securities USA LLC, MUFG Securities Americas Inc. and Wells Fargo Securities, LLC, as representatives of the Underwriters, and the resale by the Underwriters of the Notes to the public, agreed upon and set the terms concerning the issue of the Notes, in accordance with Section 301 of the Indenture. The terms of the Notes, form of the 2023 Notes, form of the 2026 Notes and form of the 2051 Notes are attached hereto as Exhibits A, B, C and D, respectively. On June 28, 2021, US$500,000,000 aggregate principal amount of the Company’s 3.400% Senior Notes due 2051, having identical terms to the 2051 Notes except for the issuance date, were issued.

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IN WITNESS WHEREOF, each of the undersigned has executed this Certificate on behalf of the Company as of this 4th day of October, 2021.

Enbridge Inc.

By:	/s/ Karen K.L. Uehara
Name: Karen K.L. Uehara
Title: Vice President & Corporate Secretary

By:	/s/ Maximilian G. Chan
Name: Maximilian G. Chan
Title: Vice President, Treasury & Enterprise Risk

[Signature Page to Officer’s Certificate Pursuant to Indenture]

Exhibit A

Terms of Notes

Terms of US$500,000,000 0.550% Senior Notes due 2023

Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

(1)	Title of Securities: “0.550% Senior Notes due 2023” (the “2023 Notes”).

(2)	Total Aggregate Principal Amount of 2023 Notes to be initially issued and sold to the Underwriters for Resale to the Public: US$500,000,000. The Company may, at any time, and from time to time, issue additional 2023 Notes under the Indenture in unlimited amounts having the same terms as the 2023 Notes, and such additional 2023 Notes will, together with the then existing 2023 Notes and any notes which may be issued in exchange or substitution therefor, constitute a single series of notes under the Indenture.

(3)	Guarantees: In accordance with Section 1401 of the Indenture, the 2023 Notes are guaranteed by both Guarantors.

(4)	Maturity Date: October 4, 2023 (the “2023 Notes Maturity Date”).

(5)	Interest: The 2023 Notes will bear interest at the rate of 0.550% per annum, accruing from October 4, 2021, or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

(6)	Interest Payment Dates: April 4 and October 4 of each year, beginning April 4, 2022, subject to adjustment if any such day is not a Business Day.

(7)	Regular Record Dates for Interest Payable on any Interest Payment Date: The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name the 2023 Notes (or one or more Predecessor Securities) is registered on the close of business on the Regular Record Date for such interest, which shall be the March 15 or September 15, whether or not a Business Day, as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name the 2023 Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the 2023 Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the 2023 Notes may be listed, and upon such notice as may be required by such exchange, in each case, all as more fully provided in the Indenture.

(8)	Place of Payment for the 2023 Notes: The place of payment of the principal of (and premium, if any) and any such interest on the 2023 Notes will be the office or agency of the Company maintained for that purpose, which initially shall be the Trustee’s corporate trust office in the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, including by wire transfer of such payment to the person entitled to receive such payments as specified in the Security Register; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, payment of any amount payable in respect of a Global Security will be made in accordance with the applicable procedures of the Depositary.

(9)	Optional Redemption: Prior to the 2023 Notes Maturity Date, the notes of this series will be subject to redemption, in whole or in part, at the Company’s option at any time, or from time to time, at a Redemption Price equal to the greater of:

a.	100% of the principal amount of the 2023 Notes to be redeemed, and

b.	the sum of the present values of the remaining scheduled payments of principal and interest on the 2023 Notes to be redeemed, not including any portion of the payments of interest accrued as of the date fixed for redemption of the 2023 Notes (the “2023 Redemption Date”), discounted to the 2023 Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined below) plus 5 basis points, plus, in either case, accrued interest on the principal amount being redeemed to the 2023 Redemption Date.

Notwithstanding the foregoing, installments of interest on 2023 Notes being redeemed that are due and payable on Interest Payment Dates falling on or prior to the relevant 2023 Redemption Date will be payable to the Holders of 2023 Notes registered at the close of business on the relevant record dates according to the terms and provisions of the Indenture.

Notice of any redemption will be delivered by first-class mail at least 10 days, but not more than 60 days, before the 2023 Redemption Date to each Holder of the 2023 Notes to be redeemed.

Unless the Company defaults in payment of the Redemption Price, on and after the 2023 Redemption Date, interest will cease to accrue on the 2023 Notes or portions of the 2023 Notes called for redemption.

In the case of a partial redemption of 2023 Notes, selection of such 2023 Notes for redemption will be made on a pro rata basis. If any 2023 Note is redeemed in part, the notice of redemption relating to such 2023 Note shall state the portion of the principal amount thereof to be redeemed; provided that no 2023 Note in an aggregate principal amount of US$1,000 or less shall be redeemed in part. A replacement 2023 Note in the principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original 2023 Note.

In connection with such optional redemption, the following defined terms apply:

“Adjusted Treasury Rate” means, with respect to any 2023 Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue (as defined below), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined below) for the 2023 Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by the Quotation Agent (as defined below) as having an actual or interpolated maturity comparable to the remaining term of the 2023 Notes to be redeemed (assuming the 2023 Notes matured on the 2023 Notes Maturity Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2023 Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any 2023 Redemption Date, (i) the average of the Reference Treasury Dealer Quotations (as defined below) for such 2023 Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means one of the Reference Treasury Dealers, which is appointed by the Company.

“Reference Treasury Dealer” means each of Deutsche Bank Securities Inc., Mizuho Securities USA LLC, Wells Fargo Securities, LLC and a Primary Treasury Dealer (as defined below) selected by MUFG Securities Americas Inc. and their respective successors; provided, however, that if such entity or its successor shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any 2023 Redemption Date, the average, as determined by the Reference Treasury Dealer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m. (New York time) on the third Business Day preceding such 2023 Redemption Date.

In the event of redemption of the 2023 Notes in part only, a new 2023 Note or notes of the series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder thereof upon the cancellation thereof.

(10)	Additional Amounts: The Company will, subject to the exceptions and limitations set forth below, pay to the Holder of a 2023 Note who is a non-resident of Canada under the Income Tax Act (Canada) such additional amounts as may be necessary so that every net payment on such 2023 Note, after deduction or withholding by the Company or of any Paying Agent for or on account of any present or future tax, assessment or other governmental charge (including penalties, interest and other liabilities related thereto) imposed by the government of Canada (or any political subdivision or taxing authority thereof or therein) (collectively, “Canadian Taxes”) upon or as a result of such payment, will not be less than the amount provided in the 2023 Notes to be then due and payable (and the Company shall remit the full amount withheld to the relevant authority in accordance with applicable law); provided, however, that the Company will not be required to make any payment of additional amounts:

(a)	to any person in respect of whom such taxes are required to be withheld or deducted as a result of such person or any other person that has a beneficial interest in respect of any payment under the 2023 Notes not dealing at arm’s length with the Company (within the meaning of the Income Tax Act (Canada)), (ii) being a “specified shareholder” (as defined in subsection 18(5) of the Income Tax Act (Canada)) of the Company, or (iii) not dealing at arm’s length (for the purposes of the Income Tax Act (Canada)) with such a “specified shareholder”;

(b)	to any person by reason of such person being connected with Canada (otherwise than merely by holding or ownership of a 2023 Note or receiving any payments or exercising any rights thereunder), including without limitation a non-resident insurer who carries on an insurance business in Canada and in a country other than Canada;

(c)	for or on account of any tax, assessment or other governmental charge which would not have been so imposed but for: (i) the presentation by the Holder of a 2023 Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; or (ii) the Holder’s failure to comply with any certification, identification, information, documentation or other reporting requirements if compliance is required by law, regulation, administrative practice or an applicable treaty as a precondition to exemption from or a reduction in the rate of deduction or withholding of, any such taxes, assessment or charge;

(d)	for or on account of any estate, inheritance, gift, sales, transfer, personal property tax or any similar tax, assessment or other governmental charge;

(e)	for or on account of any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment to a person on a 2023 Note if such payment can be made to such person without such withholding by at least one other Paying Agent the identity of which is provided to such person;

(f)	for or on account of any tax, assessment or other governmental charge which is payable otherwise than by withholding from a payment on a 2023 Note;

(g)	any withholding or deduction imposed pursuant to: (i) Sections 1471 to 1474 of the U.S. Internal Revenue Code of 1986, as amended (“FATCA”), or any successor version thereof, or any similar legislation imposed by any other governmental authority, (ii) any treaty, law, regulation or other official guidance enacted by Canada implementing FATCA or an intergovernmental agreement with respect to FATCA or any similar legislation imposed by any other governmental authority, or (iii) any agreement between the Company or the Guarantors and the United States or any authority thereof implementing FATCA; or

(h)	for any combination of items (a), (b), (c), (d), (e), (f) and (g).

nor will additional amounts be paid with respect to any payment on a 2023 Note to a Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of Canada (or any political subdivision thereof) to be included in the income for Canadian federal income tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to payment of the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such 2023 Note.

The Company will furnish to the Holders of the 2023 Notes by mail, within 30 days after the date of the payment of any Canadian Taxes is due under applicable law, certified copies of tax receipts or other documents evidencing such payment.

Wherever in the 2023 Notes or the Indenture there is mentioned, in any context, the payment of principal (and premium, if any), interest or any other amount payable under or with respect to the 2023 Notes, such mention shall be deemed to include mention of the payment of additional amounts to the extent that, in such context additional amounts are, were or would be payable in respect thereof.

(11)	Tax Redemption: The 2023 Notes will be subject to redemption at any time at a Redemption Price equal to the principal amount of the 2023 Notes, together with accrued and unpaid interest to the 2023 Redemption Date, upon the giving of notice by first-class mail at least 10 days, but not more than 60 days, before the 2023 Redemption Date to each Holder of the 2023 Notes to be redeemed, if the Company (or its successor) determines that (1) as a result of (A) any amendment to or change (including any announced prospective change) in the laws or related regulations of Canada (or the Company’s successor’s jurisdiction of organization) or of any applicable political subdivision or taxing authority or (B) any amendment to or change in an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority announced or becoming effective on or after September 29, 2021, the Company has or will become obligated to pay, on the next Interest Payment Date for the 2023 Notes, additional amounts with respect to any notes of the series as described above, or (2) on or after September 29, 2021, any action has been taken by any taxing authority of, or any decision has been rendered by a court in, Canada (or the Company’s successor’s jurisdiction of organization) or any applicable political subdivision or taxing authority, including any of those actions specified in (1) above, whether or not the action was taken or decision rendered with respect to the Company, or any change, amendment, application or interpretation is officially proposed, which, in the opinion of the Company’s counsel, will result in the Company becoming obligated to pay, on the next Interest Payment Date, additional amounts with respect to any note of the series, and the Company has determined that the obligation cannot be avoided by the use of reasonable available measures.

(12)	Denominations: The 2023 Notes are issuable only in registered form without coupons in denominations of US$2,000 and integral multiples of US$1,000 thereof.

(13)	Sinking Fund: The 2023 Notes will not be subject to any sinking fund.

(14)	Defeasance and Covenant Defeasance: The 2023 Notes will be subject to defeasance and discharge as provided in Sections 1302 and 1303 of the Indenture.

(15)	Form of Securities: The 2023 Notes will be initially represented by fully registered global notes deposited in book-entry form with, or on behalf of, The Depository Trust Company (the “Depositary”), and registered in the name of Cede & Co., as nominee of the Depositary, or such other name as may be requested by an authorized representative of the Depositary. The 2023 Notes may be transferred or exchanged only through the Depositary and its participants, except under the circumstances specified in the Indenture.

Terms of US$500,000,000 1.600% Senior Notes due 2026

Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

(1)	Title of Securities: “1.600% Senior Notes due 2026” (the “2026 Notes”).

(2)	Total Aggregate Principal Amount of 2026 Notes to be initially issued and sold to the Underwriters for Resale to the Public: US$500,000,000. The Company may, at any time, and from time to time, issue additional 2026 Notes under the Indenture in unlimited amounts having the same terms as the 2026 Notes, and such additional 2026 Notes will, together with the then existing 2026 Notes and any notes which may be issued in exchange or substitution therefor, constitute a single series of notes under the Indenture.

(3)	Guarantees: In accordance with Section 1401 of the Indenture, the 2026 Notes are guaranteed by both Guarantors.

(4)	Maturity Date: October 4, 2026 (the “2026 Notes Maturity Date”).

(5)	Interest: The 2026 Notes will bear interest at the rate of 1.600% per annum, accruing from October 4, 2021, or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

(6)	Interest Payment Dates: April 4 and October 4 of each year, beginning April 4, 2022, subject to adjustment if any such day is not a Business Day.

(7)	Regular Record Dates for Interest Payable on any Interest Payment Date: The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name the 2026 Notes (or one or more Predecessor Securities) is registered on the close of business on the Regular Record Date for such interest, which shall be the March 15 or September 15, whether or not a Business Day, as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name the 2026 Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the 2026 Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the 2026 Notes may be listed, and upon such notice as may be required by such exchange, in each case, all as more fully provided in the Indenture.

(8)	Place of Payment for the 2026 Notes: The place of payment of the principal of (and premium, if any) and any such interest on the 2026 Notes will be the office or agency of the Company maintained for that purpose, which initially shall be the Trustee’s corporate trust office in the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, including by wire transfer of such payment to the person entitled to receive such payments as specified in the Security Register; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, payment of any amount payable in respect of a Global Security will be made in accordance with the applicable procedures of the Depositary.

(9)	Optional Redemption: Prior to the date that is one month prior to the Maturity of the 2026 Notes, the notes of this series will be subject to redemption, in whole or in part, at the Company’s option at any time, or from time to time, at a Redemption Price equal to the greater of:

a.	100% of the principal amount of the 2026 Notes to be redeemed, and

b.	the sum of the present values of the remaining scheduled payments of principal and interest on the 2026 Notes to be redeemed (assuming that such 2026 Notes matured on September 4, 2026, the date that is one month prior to the 2026 Notes Maturity Date), not including any portion of the payments of interest accrued as of the date fixed for redemption of the 2026 Notes (the “2026 Redemption Date”), discounted to the 2026 Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined below) plus 10 basis points, plus, in either case, accrued interest on the principal amount being redeemed to the 2026 Redemption Date. The Redemption Price for the 2026 Notes to be redeemed on any 2026 Redemption Date that is on or after the date that is one month prior to the 2026 Notes Maturity Date will be equal to 100% of the principal amount of the 2026 Notes being redeemed, plus accrued and unpaid interest on the principal amount being redeemed to the 2026 Redemption Date.

Notwithstanding the foregoing, installments of interest on 2026 Notes being redeemed that are due and payable on Interest Payment Dates falling on or prior to the relevant 2026 Redemption Date will be payable to the Holders of 2026 Notes registered at the close of business on the relevant record dates according to the terms and provisions of the Indenture.

Notice of any redemption will be delivered by first-class mail at least 10 days, but not more than 60 days, before the 2026 Redemption Date to each Holder of the 2026 Notes to be redeemed.

Unless the Company defaults in payment of the Redemption Price, on and after the 2026 Redemption Date, interest will cease to accrue on the 2026 Notes or portions of the 2026 Notes called for redemption.

In the case of a partial redemption of 2026 Notes, selection of such 2026 Notes for redemption will be made on a pro rata basis. If any 2026 Note is redeemed in part, the notice of redemption relating to such 2026 Note shall state the portion of the principal amount thereof to be redeemed; provided that no 2026 Note in an aggregate principal amount of US$1,000 or less shall be redeemed in part. A replacement 2026 Note in the principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original 2026 Note.

In connection with such optional redemption, the following defined terms apply:

“Adjusted Treasury Rate” means, with respect to any 2026 Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue (as defined below), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined below) for the 2026 Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by the Quotation Agent (as defined below) as having an actual or interpolated maturity comparable to the remaining term of the 2026 Notes to be redeemed (assuming that such 2026 Notes matured September 4, 2026, the date that is one month prior to the 2026Notes Maturity Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2026 Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any 2026 Redemption Date, (i) the average of the Reference Treasury Dealer Quotations (as defined below) for such 2026 Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means one of the Reference Treasury Dealers, which is appointed by the Company.

“Reference Treasury Dealer” means each of Deutsche Bank Securities Inc., Mizuho Securities USA LLC, Wells Fargo Securities, LLC and a Primary Treasury Dealer (as defined below) selected by MUFG Securities Americas Inc. and their respective successors; provided, however, that if such entity or its successor shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any 2026 Redemption Date, the average, as determined by the Reference Treasury Dealer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m. (New York time) on the third Business Day preceding such 2026 Redemption Date.

In the event of redemption of the 2026 Notes in part only, a new 2026 Note or notes of the series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder thereof upon the cancellation thereof.

(10)	Additional Amounts: The Company will, subject to the exceptions and limitations set forth below, pay to the Holder of a 2026 Note who is a non-resident of Canada under the Income Tax Act (Canada) such additional amounts as may be necessary so that every net payment on such 2026 Note, after deduction or withholding by the Company or of any Paying Agent for or on account of any present or future tax, assessment or other governmental charge (including penalties, interest and other liabilities related thereto) imposed by the government of Canada (or any political subdivision or taxing authority thereof or therein) (collectively, “Canadian Taxes”) upon or as a result of such payment, will not be less than the amount provided in the 2026 Notes to be then due and payable (and the Company shall remit the full amount withheld to the relevant authority in accordance with applicable law); provided, however, that the Company will not be required to make any payment of additional amounts:

(a)	to any person in respect of whom such taxes are required to be withheld or deducted as a result of such person or any other person that has a beneficial interest in respect of any payment under the 2026 Notes not dealing at arm’s length with the Company (within the meaning of the Income Tax Act (Canada)), (ii) being a “specified shareholder” (as defined in subsection 18(5) of the Income Tax Act (Canada)) of the Company, or (iii) not dealing at arm’s length (for the purposes of the Income Tax Act (Canada)) with such a “specified shareholder”;

(b)	to any person by reason of such person being connected with Canada (otherwise than merely by holding or ownership of a 2026 Note or receiving any payments or exercising any rights thereunder), including without limitation a non-resident insurer who carries on an insurance business in Canada and in a country other than Canada;

(c)	for or on account of any tax, assessment or other governmental charge which would not have been so imposed but for: (i) the presentation by the Holder of a 2026 Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; or (ii) the Holder’s failure to comply with any certification, identification, information, documentation or other reporting requirements if compliance is required by law, regulation, administrative practice or an applicable treaty as a precondition to exemption from or a reduction in the rate of deduction or withholding of, any such taxes, assessment or charge;

(d)	for or on account of any estate, inheritance, gift, sales, transfer, personal property tax or any similar tax, assessment or other governmental charge;

(e)	for or on account of any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment to a person on a 2026 Note if such payment can be made to such person without such withholding by at least one other Paying Agent the identity of which is provided to such person;

(f)	for or on account of any tax, assessment or other governmental charge which is payable otherwise than by withholding from a payment on a 2026 Note;

(g)	any withholding or deduction imposed pursuant to: (i) Sections 1471 to 1474 of the U.S. Internal Revenue Code of 1986, as amended (“FATCA”), or any successor version thereof, or any similar legislation imposed by any other governmental authority, (ii) any treaty, law, regulation or other official guidance enacted by Canada implementing FATCA or an intergovernmental agreement with respect to FATCA or any similar legislation imposed by any other governmental authority, or (iii) any agreement between the Company or the Guarantors and the United States or any authority thereof implementing FATCA; or

(h)	for any combination of items (a), (b), (c), (d), (e), (f) and (g).

nor will additional amounts be paid with respect to any payment on a 2026 Note to a Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of Canada (or any political subdivision thereof) to be included in the income for Canadian federal income tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to payment of the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such 2026 Note.

The Company will furnish to the Holders of the 2026 Notes by mail, within 30 days after the date of the payment of any Canadian Taxes is due under applicable law, certified copies of tax receipts or other documents evidencing such payment.

Wherever in the 2026 Notes or the Indenture there is mentioned, in any context, the payment of principal (and premium, if any), interest or any other amount payable under or with respect to the 2026 Notes, such mention shall be deemed to include mention of the payment of additional amounts to the extent that, in such context additional amounts are, were or would be payable in respect thereof.

(11)	Tax Redemption: The 2026 Notes will be subject to redemption at any time at a Redemption Price equal to the principal amount of the 2026 Notes, together with accrued and unpaid interest to the 2026 Redemption Date, upon the giving of notice by first-class mail at least 10 days, but not more than 60 days, before the 2026 Redemption Date to each Holder of the 2026 Notes to be redeemed, if the Company (or its successor) determines that (1) as a result of (A) any amendment to or change (including any announced prospective change) in the laws or related regulations of Canada (or the Company’s successor’s jurisdiction of organization) or of any applicable political subdivision or taxing authority or (B) any amendment to or change in an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority announced or becoming effective on or after September 29, 2021, the Company has or will become obligated to pay, on the next Interest Payment Date for the 2026 Notes, additional amounts with respect to any notes of the series as described above, or (2) on or after September 29, 2021, any action has been taken by any taxing authority of, or any decision has been rendered by a court in, Canada (or the Company’s successor’s jurisdiction of organization) or any applicable political subdivision or taxing authority, including any of those actions specified in (1) above, whether or not the action was taken or decision rendered with respect to the Company, or any change, amendment, application or interpretation is officially proposed, which, in the opinion of the Company’s counsel, will result in the Company becoming obligated to pay, on the next Interest Payment Date, additional amounts with respect to any note of the series, and the Company has determined that the obligation cannot be avoided by the use of reasonable available measures.

(12)	Denominations: The 2026 Notes are issuable only in registered form without coupons in denominations of US$2,000 and integral multiples of US$1,000 thereof.

(13)	Sinking Fund: The 2026 Notes will not be subject to any sinking fund.

(14)	Defeasance and Covenant Defeasance: The 2026 Notes will be subject to defeasance and discharge as provided in Sections 1302 and 1303 of the Indenture.

(15)	Form of Securities: The 2026 Notes will be initially represented by fully registered global notes deposited in book-entry form with, or on behalf of, The Depository Trust Company (the “Depositary”), and registered in the name of Cede & Co., as nominee of the Depositary, or such other name as may be requested by an authorized representative of the Depositary. The 2026 Notes may be transferred or exchanged only through the Depositary and its participants, except under the circumstances specified in the Indenture.

Terms of US$500,000,000 3.400% Senior Notes due 2051

Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

(1)	Title of Securities: “3.400% Senior Notes due 2051” (the “2051 Notes”).

(2)	Total Aggregate Principal Amount of 2051 Notes to be initially issued and sold to the Underwriters for Resale to the Public: US$500,000,000 (not including US$500,000,000 of 2051 Notes that were previously issued on June 28, 2021). The Company may, at any time, and from time to time, issue additional 2051 Notes under the Indenture in unlimited amounts having the same terms as the 2051 Notes, and such additional 2051 Notes will, together with the then existing 2051 Notes and any notes which may be issued in exchange or substitution therefor, constitute a single series of notes under the Indenture.

(3)	Guarantees: In accordance with Section 1401 of the Indenture, the 2051 Notes are guaranteed by both Guarantors.

(4)	Maturity Date: August 1, 2051 (the “2051 Notes Maturity Date”).

(5)	Interest: The 2051 Notes will bear interest at the rate of 3.400% per annum, accruing from October 4, 2021, or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

(6)	Interest Payment Dates: February 1 and August 1 of each year, beginning February 1, 2022, subject to adjustment if any such day is not a Business Day.

(7)	Regular Record Dates for Interest Payable on any Interest Payment Date: The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name the 2051 Notes (or one or more Predecessor Securities) is registered on the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15, whether or not a Business Day, as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name the 2051 Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the 2051 Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the 2051 Notes may be listed, and upon such notice as may be required by such exchange, in each case, all as more fully provided in the Indenture.

(8)	Place of Payment for the 2051 Notes: The place of payment of the principal of (and premium, if any) and any such interest on the 2051 Notes will be the office or agency of the Company maintained for that purpose, which initially shall be the Trustee’s corporate trust office in the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, including by wire transfer of such payment to the person entitled to receive such payments as specified in the Security Register; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, payment of any amount payable in respect of a Global Security will be made in accordance with the applicable procedures of the Depositary.

(9)	Optional Redemption: Prior to the date that is six months prior to the Maturity of the 2051 Notes, the notes of this series will be subject to redemption, in whole or in part, at the Company’s option at any time, or from time to time, at a Redemption Price equal to the greater of:

a.	100% of the principal amount of the 2051 Notes to be redeemed, and

b.	the sum of the present values of the remaining scheduled payments of principal and interest on the 2051 Notes to be redeemed (assuming that such 2051 Notes matured on February 1, 2051, the date that is six months prior to the Maturity of the 2051 Notes), not including any portion of the payments of interest accrued as of the date fixed for redemption of the 2051 Notes (the “2051 Redemption Date”), discounted to the 2051 Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined below) plus 20 basis points, plus, in either case, accrued interest on the principal amount being redeemed to the 2051 Redemption Date. The Redemption Price for the 2051 Notes to be redeemed on any 2051 Redemption Date that is on or after the date that is six months prior to the 2051 Notes Maturity Date will be equal to 100% of the principal amount of the 2051 Notes being redeemed, plus accrued and unpaid interest on the principal amount being redeemed to the 2051 Redemption Date.

Notwithstanding the foregoing, installments of interest on 2051 Notes being redeemed that are due and payable on Interest Payment Dates falling on or prior to the relevant 2051 Redemption Date will be payable to the Holders of 2051 Notes registered at the close of business on the relevant record dates according to the terms and provisions of the Indenture.

Notice of any redemption will be delivered by first-class mail at least 10 days, but not more than 60 days, before the 2051 Redemption Date to each Holder of the 2051 Notes to be redeemed.

Unless the Company defaults in payment of the Redemption Price, on and after the 2051 Redemption Date, interest will cease to accrue on the 2051 Notes or portions of the 2051 Notes called for redemption.

In the case of a partial redemption of 2051 Notes, selection of such 2051 Notes for redemption will be made on a pro rata basis. If any 2051 Note is redeemed in part, the notice of redemption relating to such 2051 Note shall state the portion of the principal amount thereof to be redeemed; provided that no 2051 Note in an aggregate principal amount of US$1,000 or less shall be redeemed in part. A replacement 2051 Note in the principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original 2051 Note.

In connection with such optional redemption, the following defined terms apply:

“Adjusted Treasury Rate” means, with respect to any 2051 Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue (as defined below), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined below) for the 2051 Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by the Quotation Agent (as defined below) as having an actual or interpolated maturity comparable to the remaining term of the 2051 Notes to be redeemed (assuming that such 2051 Notes matured February 1, 2051, the date that is six months prior to the Maturity of the 2051 Notes) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2051 Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any 2051 Redemption Date, (i) the average of the Reference Treasury Dealer Quotations (as defined below) for such 2051 Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means one of the Reference Treasury Dealers, which is appointed by the Company.

“Reference Treasury Dealer” means each of Credit Suisse Securities (USA) LLC, BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and a Primary Treasury Dealer (as defined below) selected by SMBC Nikko Securities America, Inc. and their respective successors; provided, however, that if such entity or its successor shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any 2051 Redemption Date, the average, as determined by the Reference Treasury Dealer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m. (New York time) on the third Business Day preceding such 2051 Redemption Date.

In the event of redemption of the 2051 Notes in part only, a new 2051 Note or notes of the series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder thereof upon the cancellation thereof.

(10)	Additional Amounts: The Company will, subject to the exceptions and limitations set forth below, pay to the Holder of a 2051 Note who is a non-resident of Canada under the Income Tax Act (Canada) such additional amounts as may be necessary so that every net payment on such 2051 Note, after deduction or withholding by the Company or of any Paying Agent for or on account of any present or future tax, assessment or other governmental charge (including penalties, interest and other liabilities related thereto) imposed by the government of Canada (or any political subdivision or taxing authority thereof or therein) (collectively, “Canadian Taxes”) upon or as a result of such payment, will not be less than the amount provided in the 2051 Notes to be then due and payable (and the Company shall remit the full amount withheld to the relevant authority in accordance with applicable law); provided, however, that the Company will not be required to make any payment of additional amounts:

(a)	to any person in respect of whom such taxes are required to be withheld or deducted as a result of such person or any other person that has a beneficial interest in respect of any payment under the 2051 Notes not dealing at arm’s length with the Company (within the meaning of the Income Tax Act (Canada)), (ii) being a “specified shareholder” (as defined in subsection 18(5) of the Income Tax Act (Canada)) of the Company, or (iii) not dealing at arm’s length (for the purposes of the Income Tax Act (Canada)) with such a “specified shareholder”;

(b)	to any person by reason of such person being connected with Canada (otherwise than merely by holding or ownership of a 2051 Note or receiving any payments or exercising any rights thereunder), including without limitation a non-resident insurer who carries on an insurance business in Canada and in a country other than Canada;

(c)	for or on account of any tax, assessment or other governmental charge which would not have been so imposed but for: (i) the presentation by the Holder of a 2051 Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; or (ii) the Holder’s failure to comply with any certification, identification, information, documentation or other reporting requirements if compliance is required by law, regulation, administrative practice or an applicable treaty as a precondition to exemption from or a reduction in the rate of deduction or withholding of, any such taxes, assessment or charge;

(d)	for or on account of any estate, inheritance, gift, sales, transfer, personal property tax or any similar tax, assessment or other governmental charge;

(e)	for or on account of any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment to a person on a 2051 Note if such payment can be made to such person without such withholding by at least one other Paying Agent the identity of which is provided to such person;

(f)	for or on account of any tax, assessment or other governmental charge which is payable otherwise than by withholding from a payment on a 2051 Note;

(g)	any withholding or deduction imposed pursuant to: (i) Sections 1471 to 1474 of the U.S. Internal Revenue Code of 1986, as amended (“FATCA”), or any successor version thereof, or any similar legislation imposed by any other governmental authority, (ii) any treaty, law, regulation or other official guidance enacted by Canada implementing FATCA or an intergovernmental agreement with respect to FATCA or any similar legislation imposed by any other governmental authority, or (iii) any agreement between the Company or the Guarantors and the United States or any authority thereof implementing FATCA; or

(h)	for any combination of items (a), (b), (c), (d), (e), (f) and (g).

nor will additional amounts be paid with respect to any payment on a 2051 Note to a Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of Canada (or any political subdivision thereof) to be included in the income for Canadian federal income tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to payment of the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such 2051 Note.

The Company will furnish to the Holders of the 2051 Notes by mail, within 30 days after the date of the payment of any Canadian Taxes is due under applicable law, certified copies of tax receipts or other documents evidencing such payment.

Wherever in the 2051 Notes or the Indenture there is mentioned, in any context, the payment of principal (and premium, if any), interest or any other amount payable under or with respect to the 2051 Notes, such mention shall be deemed to include mention of the payment of additional amounts to the extent that, in such context additional amounts are, were or would be payable in respect thereof.

(11)	Tax Redemption: The 2051 Notes will be subject to redemption at any time at a Redemption Price equal to the principal amount of the 2051 Notes, together with accrued and unpaid interest to the 2051 Redemption Date, upon the giving of notice by first-class mail at least 10 days, but not more than 60 days, before the 2051 Redemption Date to each Holder of the 2051 Notes to be redeemed, if the Company (or its successor) determines that (1) as a result of (A) any amendment to or change (including any announced prospective change) in the laws or related regulations of Canada (or the Company’s successor’s jurisdiction of organization) or of any applicable political subdivision or taxing authority or (B) any amendment to or change in an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority announced or becoming effective on or after June 24, 2021, the Company has or will become obligated to pay, on the next Interest Payment Date for the 2051 Notes, additional amounts with respect to any notes of the series as described above, or (2) on or after June 24, 2021, any action has been taken by any taxing authority of, or any decision has been rendered by a court in, Canada (or the Company’s successor’s jurisdiction of organization) or any applicable political subdivision or taxing authority, including any of those actions specified in (1) above, whether or not the action was taken or decision rendered with respect to the Company, or any change, amendment, application or interpretation is officially proposed, which, in the opinion of the Company’s counsel, will result in the Company becoming obligated to pay, on the next Interest Payment Date, additional amounts with respect to any note of the series, and the Company has determined that the obligation cannot be avoided by the use of reasonable available measures.

(12)	Denominations: The 2051 Notes are issuable only in registered form without coupons in denominations of US$2,000 and integral multiples of US$1,000 thereof.

(13)	Sinking Fund: The 2051 Notes will not be subject to any sinking fund.

(14)	Defeasance and Covenant Defeasance: The 2051 Notes will be subject to defeasance and discharge as provided in Sections 1302 and 1303 of the Indenture.

(15)	Form of Securities: The 2051 Notes will be initially represented by fully registered global notes deposited in book-entry form with, or on behalf of, The Depository Trust Company (the “Depositary”), and registered in the name of Cede & Co., as nominee of the Depositary, or such other name as may be requested by an authorized representative of the Depositary. The 2051 Notes may be transferred or exchanged only through the Depositary and its participants, except under the circumstances specified in the Indenture.

Exhibit B

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

ENBRIDGE INC.

0.550% Senior Notes due 2023

CUSIP No.: 29250N BG9

ISIN No.: US29250NBG97

No. R-1	US$500,000,000

ENBRIDGE INC., a corporation duly incorporated under the Companies Act of the Northwest Territories and continued and existing under the Canada Business Corporations Act (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $500,000,000 Dollars on October 4, 2023, and to pay interest thereon from October 4, 2021 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 4 and October 4 in each year, commencing April 4, 2022 at the rate of 0.550% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, in each case, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Note will be made at the office or agency of the Company maintained for that purpose in the City of New York or Calgary, Alberta, Canada, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, including by wire transfer of such payment to the person entitled to receive such payments as specified in the Security Register; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, payment of any amount payable in respect of a Global Security will be made in accordance with the applicable procedures of the Depositary.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ENBRIDGE INC.

By:
	Name:	Maximilian G. Chan
	Title:	Vice President, Treasury & Enterprise Risk

By:
	Name:	Karen K.L. Uehara
	Title:	Vice President & Corporate Secretary

[Signature Page to Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: October ___, 2021

Deutsche Bank Trust Company Americas,
As Trustee

By:
Name:
Title:

[Certificate of Authentication]

(REVERSE OF NOTE)

Enbridge Inc.

0.550% Senior Notes due

2023

This Security is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of February 25, 2005, between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as amended and supplemented by the First Supplemental Indenture, dated as of March 1, 2012, between the Company and the Trustee, the Sixth Supplemental Indenture, dated as of May 13, 2019, among the Company, Spectra Energy Partners, LP (“SEP”), Enbridge Energy Partners, L.P. (“EEP” and, together with SEP, the “Guarantors”) and the Trustee and the Eighth Supplemental Indenture, dated as of June 28, 2021, among the Company, the Guarantors and the Trustee (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated as the 0.550% Senior Notes due 2023 of the Company, issued in initial aggregate principal amount of $500,000,000.

The Company will, subject to the exceptions and limitations set forth below, pay to the Holder of a Note who is a non-resident of Canada under the Income Tax Act (Canada) such additional amounts as may be necessary so that every net payment on such Note, after deduction or withholding by the Company or of any Paying Agent for or on account of any present or future tax, assessment or other governmental charge (including penalties, interest and other liabilities related thereto) imposed by the government of Canada (or any political subdivision or taxing authority thereof or therein) (collectively, “Canadian Taxes”) upon or as a result of such payment, will not be less than the amount provided in the Notes to be then due and payable (and the Company shall remit the full amount withheld to the relevant authority in accordance with applicable law); provided, however, that the Company will not be required to make any payment of additional amounts:

(a)	to any person in respect of whom such taxes are required to be withheld or deducted as a result of such person or any other person that has a beneficial interest in respect of any payment under the Notes not dealing at arm’s length with the Company (within the meaning of the Income Tax Act (Canada)), (ii) being a “specified shareholder” (as defined in subsection 18(15) of the Income Tax Act (Canada)) of the Company, or (iii) not dealing at arm’s length (for the purposes of the Income Tax Act (Canada)) with such a “specified shareholder”;

(b)	to any person by reason of such person being connected with Canada (otherwise than merely by holding or ownership of a Note or receiving any payments or exercising any rights thereunder), including without limitation a non-resident insurer who carries on an insurance business in Canada and in a country other than Canada;

(c)	for or on account of any tax, assessment or other governmental charge which would not have been so imposed but for: (i) the presentation by the Holder of a Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; or (ii) the Holder’s failure to comply with any certification, identification, information, documentation or other reporting requirements if compliance is required by law, regulation, administrative practice or an applicable treaty as a precondition to exemption from or a reduction in the rate of deduction or withholding of, any such taxes, assessment or charge;

(d)	for or on account of any estate, inheritance, gift, sales, transfer, personal property tax or any similar tax, assessment or other governmental charge;

(e)	for or on account of any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment to a person on a Note if such payment can be made to such person without such withholding by at least one other Paying Agent the identity of which is provided to such person;

(f)	for or on account of any tax, assessment or other governmental charge which is payable otherwise than by withholding from a payment on a Note;

(g)	any withholding or deduction imposed pursuant to: (i) Sections 1471 to 1474 of the U.S. Internal Revenue Code of 1986, as amended (“FATCA”), or any successor version thereof, or any similar legislation imposed by any other governmental authority, (ii) any treaty, law, regulation or other official guidance enacted by Canada implementing FATCA or an intergovernmental agreement with respect to FATCA or any similar legislation imposed by any other governmental authority, or (iii) any agreement between the Company or the Guarantors and the United States or any authority thereof implementing FATCA; or

(h)	for any combination of items (a), (b), (c), (d), (e), (f) and (g);

nor will additional amounts be paid with respect to any payment on a Note to a Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of Canada (or any political subdivision thereof) to be included in the income for Canadian federal income tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to payment of the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such Note.

The Company will furnish to the Holders of the Notes by mail, within 30 days after the date of the payment of any Canadian Taxes is due under applicable law, certified copies of tax receipts or other documents evidencing such payment.

Wherever in this Note or the Indenture there is mentioned, in any context, the payment of principal (and premium, if any), interest or any other amount payable under or with respect to the Notes, such mention shall be deemed to include mention of the payment of additional amounts to the extent that, in such context additional amounts are, were or would be payable in respect thereof.

The Company may, at any time, and from time to time, issue additional Notes under the Indenture in unlimited amounts having the same terms as this Note, and such additional Notes will, together with this Note and any Notes which may be issued in exchange or substitution herefor, constitute a single series of Notes under the Indenture.

On any Redemption Date prior to the date of Maturity, the Notes of this series will be subject to redemption, in whole or in part, at the Company’s option at any time, or from time to time, at a Redemption Price equal to the greater of:

•	100% of the principal amount of the Notes to be redeemed, and

•	the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed, not including any portion of the payments of interest accrued as of the Redemption Date, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined below) plus 5 basis points, plus, in either case, accrued interest on the principal amount being redeemed to the Redemption Date.

Notwithstanding the foregoing, installments of interest on Notes being redeemed that are due and payable on Interest Payment Dates falling on or prior to the relevant Redemption Date will be payable to the Holders of Notes registered at the close of business on the relevant record dates according to the terms and provisions of the Indenture.

Notice of any redemption will be delivered by first-class mail at least 10 days, but not more than 60 days, before the Redemption Date to each Holder of the Notes to be redeemed.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.

In the case of a partial redemption of Notes, selection of such Notes for redemption will be made on a pro rata basis. If any Note is redeemed in part, the notice of redemption relating to such Note shall state the portion of the principal amount thereof to be redeemed; provided that no Note in an aggregate principal amount of US$1,000 or less shall be redeemed in part. A replacement Note in the principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note.

In connection with such optional redemption, the following defined terms apply:

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed (assuming that the Notes matured on the date of Maturity) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means one of the Reference Treasury Dealers, which is appointed by the Company.

Reference Treasury Dealer” means each of Deutsche Bank Securities Inc., Mizuho Securities USA LLC, Wells Fargo Securities, LLC and a Primary Treasury Dealer (as defined below) selected by MUFG Securities Americas Inc. and their respective successors; provided, however, that if such entity or its successor shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Reference Treasury Dealer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m. (New York time) on the third business day preceding such Redemption Date.

In the event of redemption of this Note in part only, a new Note or Notes of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Notes of this series will be subject to redemption at any time at a Redemption Price equal to the principal amount of the Notes, together with accrued and unpaid interest to the Redemption Date, upon the giving of notice by first-class mail at least 10 days, but not more than 60 days, before the Redemption Date to each Holder of the Notes to be redeemed, if the Company (or its successor) determines that (1) as a result of (A) any amendment to or change (including any announced prospective change) in the laws or related regulations of Canada (or the Company’s successor’s jurisdiction of organization) or of any applicable political subdivision or taxing authority or (B) any amendment to or change in an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority announced or becoming effective on or after September 29, 2021, the Company has or will become obligated to pay, on the next Interest Payment Date for the Notes, additional amounts with respect to any Notes of the series as described above, or (2) on or after September 29, 2021, any action has been taken by any taxing authority of, or any decision has been rendered by a court in, Canada (or the Company’s successor’s jurisdiction of organization) or any applicable political subdivision or taxing authority, including any of those actions specified in (1) above, whether or not the action was taken or decision rendered with respect to the Company, or any change, amendment, application or interpretation is officially proposed, which, in the opinion of the Company’s counsel, will result in the Company becoming obligated to pay, on the next Interest Payment Date, additional amounts with respect to any Note of the series, and the Company has determined that the obligation cannot be avoided by the use of reasonable available measures.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, certain obligations of the Company under the Indenture and this Note are guaranteed pursuant to guarantees endorsed hereon as provided in the Indenture.  Each Holder, by holding this Note, agrees to all of the terms and provisions of said guarantees.  The Indenture provides that either guarantor shall be released from its guarantee upon the occurrence of certain events.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of US$2,000 and integral multiples of US$1,000 thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Note which are not defined in this Note and are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Exhibit C

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

ENBRIDGE INC.

1.600% Senior Notes due 2026

CUSIP No.: 29250N BH7

ISIN No.: US29250NBH70

No. R-1	US$500,000,000

ENBRIDGE INC., a corporation duly incorporated under the Companies Act of the Northwest Territories and continued and existing under the Canada Business Corporations Act (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $500,000,000 Dollars on October 4, 2026, and to pay interest thereon from October 4, 2021 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 4 and October 4 in each year, commencing April 4, 2022 at the rate of 1.600% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, in each case, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Note will be made at the office or agency of the Company maintained for that purpose in the City of New York or Calgary, Alberta, Canada, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, including by wire transfer of such payment to the person entitled to receive such payments as specified in the Security Register; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, payment of any amount payable in respect of a Global Security will be made in accordance with the applicable procedures of the Depositary.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ENBRIDGE INC.

By:
	Name:	Maximilian G. Chan
	Title:	Vice President, Treasury & Enterprise Risk

By:
	Name:	Karen K.L. Uehara
	Title:	Vice President & Corporate Secretary

[Signature Page to Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: October ___, 2021

Deutsche Bank Trust Company Americas,
As Trustee

By:
Name:
Title:

[Certificate of Authentication]

(REVERSE OF NOTE)

Enbridge Inc.

1.600% Senior Notes due

2026

This Security is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of February 25, 2005, between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as amended and supplemented by the First Supplemental Indenture, dated as of March 1, 2012, between the Company and the Trustee, the Sixth Supplemental Indenture, dated as of May 13, 2019, among the Company, Spectra Energy Partners, LP (“SEP”), Enbridge Energy Partners, L.P. (“EEP” and, together with SEP, the “Guarantors”) and the Trustee and the Eighth Supplemental Indenture, dated as of June 28, 2021, among the Company, the Guarantors and the Trustee (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated as the 1.600% Senior Notes due 2026 of the Company, issued in initial aggregate principal amount of $500,000,000.

The Company will, subject to the exceptions and limitations set forth below, pay to the Holder of a Note who is a non-resident of Canada under the Income Tax Act (Canada) such additional amounts as may be necessary so that every net payment on such Note, after deduction or withholding by the Company or of any Paying Agent for or on account of any present or future tax, assessment or other governmental charge (including penalties, interest and other liabilities related thereto) imposed by the government of Canada (or any political subdivision or taxing authority thereof or therein) (collectively, “Canadian Taxes”) upon or as a result of such payment, will not be less than the amount provided in the Notes to be then due and payable (and the Company shall remit the full amount withheld to the relevant authority in accordance with applicable law); provided, however, that the Company will not be required to make any payment of additional amounts:

(a)	to any person in respect of whom such taxes are required to be withheld or deducted as a result of such person or any other person that has a beneficial interest in respect of any payment under the Notes not dealing at arm’s length with the Company (within the meaning of the Income Tax Act (Canada)), (ii) being a “specified shareholder” (as defined in subsection 18(15) of the Income Tax Act (Canada)) of the Company, or (iii) not dealing at arm’s length (for the purposes of the Income Tax Act (Canada)) with such a “specified shareholder”;

(b)	to any person by reason of such person being connected with Canada (otherwise than merely by holding or ownership of a Note or receiving any payments or exercising any rights thereunder), including without limitation a non-resident insurer who carries on an insurance business in Canada and in a country other than Canada;

(c)	for or on account of any tax, assessment or other governmental charge which would not have been so imposed but for: (i) the presentation by the Holder of a Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; or (ii) the Holder’s failure to comply with any certification, identification, information, documentation or other reporting requirements if compliance is required by law, regulation, administrative practice or an applicable treaty as a precondition to exemption from or a reduction in the rate of deduction or withholding of, any such taxes, assessment or charge;

(d)	for or on account of any estate, inheritance, gift, sales, transfer, personal property tax or any similar tax, assessment or other governmental charge;

(e)	for or on account of any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment to a person on a Note if such payment can be made to such person without such withholding by at least one other Paying Agent the identity of which is provided to such person;

(f)	for or on account of any tax, assessment or other governmental charge which is payable otherwise than by withholding from a payment on a Note;

(g)	any withholding or deduction imposed pursuant to: (i) Sections 1471 to 1474 of the U.S. Internal Revenue Code of 1986, as amended (“FATCA”), or any successor version thereof, or any similar legislation imposed by any other governmental authority, (ii) any treaty, law, regulation or other official guidance enacted by Canada implementing FATCA or an intergovernmental agreement with respect to FATCA or any similar legislation imposed by any other governmental authority, or (iii) any agreement between the Company or the Guarantors and the United States or any authority thereof implementing FATCA; or

(h)	for any combination of items (a), (b), (c), (d), (e), (f) and (g);

nor will additional amounts be paid with respect to any payment on a Note to a Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of Canada (or any political subdivision thereof) to be included in the income for Canadian federal income tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to payment of the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such Note.

The Company will furnish to the Holders of the Notes by mail, within 30 days after the date of the payment of any Canadian Taxes is due under applicable law, certified copies of tax receipts or other documents evidencing such payment.

Wherever in this Note or the Indenture there is mentioned, in any context, the payment of principal (and premium, if any), interest or any other amount payable under or with respect to the Notes, such mention shall be deemed to include mention of the payment of additional amounts to the extent that, in such context additional amounts are, were or would be payable in respect thereof.

The Company may, at any time, and from time to time, issue additional Notes under the Indenture in unlimited amounts having the same terms as this Note, and such additional Notes will, together with this Note and any Notes which may be issued in exchange or substitution herefor, constitute a single series of Notes under the Indenture.

Prior to the date that is one month prior to Maturity, the Notes of this series will be subject to redemption, in whole or in part, at the Company’s option at any time, or from time to time, at a Redemption Price equal to the greater of:

•	100% of the principal amount of the Notes to be redeemed, and

•	the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (assuming that such Notes matured on September 4, 2026, the date that is one month prior to Maturity of the Notes), not including any portion of the payments of interest accrued as of the Redemption Date, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined below) plus 10 basis points, plus, in either case, accrued interest on the principal amount being redeemed to the Redemption Date. The Redemption Price for the Notes to be redeemed on any Redemption Date that is on or after the date that is one month prior to Maturity of the Notes will be equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the principal amount being redeemed to the Redemption Date.

Notwithstanding the foregoing, installments of interest on Notes being redeemed that are due and payable on Interest Payment Dates falling on or prior to the relevant Redemption Date will be payable to the Holders of Notes registered at the close of business on the relevant record dates according to the terms and provisions of the Indenture.

Notice of any redemption will be delivered by first-class mail at least 10 days, but not more than 60 days, before the Redemption Date to each Holder of the Notes to be redeemed.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.

In the case of a partial redemption of Notes, selection of such Notes for redemption will be made on a pro rata basis. If any Note is redeemed in part, the notice of redemption relating to such Note shall state the portion of the principal amount thereof to be redeemed; provided that no Note in an aggregate principal amount of US$1,000 or less shall be redeemed in part. A replacement Note in the principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note.

In connection with such optional redemption, the following defined terms apply:

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed (assuming that such Notes matured on September 4, 2026, the date that is one month prior to Maturity of the Notes) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means one of the Reference Treasury Dealers, which is appointed by the Company.

Reference Treasury Dealer” means each of Deutsche Bank Securities Inc., Mizuho Securities USA LLC, Wells Fargo Securities, LLC and a Primary Treasury Dealer (as defined below) selected by MUFG Securities Americas Inc. and their respective successors; provided, however, that if such entity or its successor shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Reference Treasury Dealer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m. (New York time) on the third business day preceding such Redemption Date.

In the event of redemption of this Note in part only, a new Note or Notes of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Notes of this series will be subject to redemption at any time at a Redemption Price equal to the principal amount of the Notes, together with accrued and unpaid interest to the Redemption Date, upon the giving of notice by first-class mail at least 10 days, but not more than 60 days, before the Redemption Date to each Holder of the Notes to be redeemed, if the Company (or its successor) determines that (1) as a result of (A) any amendment to or change (including any announced prospective change) in the laws or related regulations of Canada (or the Company’s successor’s jurisdiction of organization) or of any applicable political subdivision or taxing authority or (B) any amendment to or change in an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority announced or becoming effective on or after September 29, 2021, the Company has or will become obligated to pay, on the next Interest Payment Date for the Notes, additional amounts with respect to any Notes of the series as described above, or (2) on or after September 29, 2021, any action has been taken by any taxing authority of, or any decision has been rendered by a court in, Canada (or the Company’s successor’s jurisdiction of organization) or any applicable political subdivision or taxing authority, including any of those actions specified in (1) above, whether or not the action was taken or decision rendered with respect to the Company, or any change, amendment, application or interpretation is officially proposed, which, in the opinion of the Company’s counsel, will result in the Company becoming obligated to pay, on the next Interest Payment Date, additional amounts with respect to any Note of the series, and the Company has determined that the obligation cannot be avoided by the use of reasonable available measures.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, certain obligations of the Company under the Indenture and this Note are guaranteed pursuant to guarantees endorsed hereon as provided in the Indenture.  Each Holder, by holding this Note, agrees to all of the terms and provisions of said guarantees.  The Indenture provides that either guarantor shall be released from its guarantee upon the occurrence of certain events.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of US$2,000 and integral multiples of US$1,000 thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Note which are not defined in this Note and are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Exhibit D

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

ENBRIDGE INC.

3.400% Senior Notes due

2051

CUSIP No.: 29250N BE4

ISIN No.: US29250NBE40

No. R-2	US$500,000,000

ENBRIDGE INC., a corporation duly incorporated under the Companies Act of the Northwest Territories and continued and existing under the Canada Business Corporations Act (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $500,000,000 Dollars on August 1, 2051, and to pay interest thereon from June 28, 2021 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 1 and August 1 in each year, commencing February 1, 2022 at the rate of 3.400% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, in each case, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Note will be made at the office or agency of the Company maintained for that purpose in the City of New York or Calgary, Alberta, Canada, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, including by wire transfer of such payment to the person entitled to receive such payments as specified in the Security Register; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, payment of any amount payable in respect of a Global Security will be made in accordance with the applicable procedures of the Depositary.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ENBRIDGE INC.

By:
	Name:	Maximilian G. Chan
	Title:	Vice President, Treasury & Enterprise Risk

By:
	Name:	Karen K.L. Uehara
	Title:	Vice President & Corporate Secretary

[Signature Page to Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: October ___, 2021

Deutsche Bank Trust Company Americas,
As Trustee

By:
Name:
Title:

[Certificate of Authentication]

(REVERSE OF NOTE)

Enbridge Inc.

3.400% Senior Notes due

2051

This Security is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of February 25, 2005, between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as amended and supplemented by the First Supplemental Indenture, dated as of March 1, 2012, between the Company and the Trustee, the Sixth Supplemental Indenture, dated as of May 13, 2019, among the Company, Spectra Energy Partners, LP (“SEP”), Enbridge Energy Partners, L.P. (“EEP” and, together with SEP, the “Guarantors”) and the Trustee and the Eighth Supplemental Indenture, dated as of June 28, 2021, among the Company, the Guarantors and the Trustee (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated as the 3.400% Senior Notes due 2051 of the Company, issued in initial aggregate amount of $500,000,000 on June 28, 2021 and increased to an aggregate principal amount of $1,000,000,000 on the date hereof.

The Company will, subject to the exceptions and limitations set forth below, pay to the Holder of a Note who is a non-resident of Canada under the Income Tax Act (Canada) such additional amounts as may be necessary so that every net payment on such Note, after deduction or withholding by the Company or of any Paying Agent for or on account of any present or future tax, assessment or other governmental charge (including penalties, interest and other liabilities related thereto) imposed by the government of Canada (or any political subdivision or taxing authority thereof or therein) (collectively, “Canadian Taxes”) upon or as a result of such payment, will not be less than the amount provided in the Notes to be then due and payable (and the Company shall remit the full amount withheld to the relevant authority in accordance with applicable law); provided, however, that the Company will not be required to make any payment of additional amounts:

(a)	to any person in respect of whom such taxes are required to be withheld or deducted as a result of such person or any other person that has a beneficial interest in respect of any payment under the Notes not dealing at arm’s length with the Company (within the meaning of the Income Tax Act (Canada)), (ii) being a “specified shareholder” (as defined in subsection 18(15) of the Income Tax Act (Canada)) of the Company, or (iii) not dealing at arm’s length (for the purposes of the Income Tax Act (Canada)) with such a “specified shareholder”;

(b)	to any person by reason of such person being connected with Canada (otherwise than merely by holding or ownership of a Note or receiving any payments or exercising any rights thereunder), including without limitation a non-resident insurer who carries on an insurance business in Canada and in a country other than Canada;

(c)	for or on account of any tax, assessment or other governmental charge which would not have been so imposed but for: (i) the presentation by the Holder of a Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; or (ii) the Holder’s failure to comply with any certification, identification, information, documentation or other reporting requirements if compliance is required by law, regulation, administrative practice or an applicable treaty as a precondition to exemption from or a reduction in the rate of deduction or withholding of, any such taxes, assessment or charge;

(d)	for or on account of any estate, inheritance, gift, sales, transfer, personal property tax or any similar tax, assessment or other governmental charge;

(e)	for or on account of any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment to a person on a Note if such payment can be made to such person without such withholding by at least one other Paying Agent the identity of which is provided to such person;

(f)	for or on account of any tax, assessment or other governmental charge which is payable otherwise than by withholding from a payment on a Note;

(g)	any withholding or deduction imposed pursuant to: (i) Sections 1471 to 1474 of the U.S. Internal Revenue Code of 1986, as amended (“FATCA”), or any successor version thereof, or any similar legislation imposed by any other governmental authority, (ii) any treaty, law, regulation or other official guidance enacted by Canada implementing FATCA or an intergovernmental agreement with respect to FATCA or any similar legislation imposed by any other governmental authority, or (iii) any agreement between the Company or the Guarantors and the United States or any authority thereof implementing FATCA; or

(h)	for any combination of items (a), (b), (c), (d), (e), (f) and (g);

nor will additional amounts be paid with respect to any payment on a Note to a Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of Canada (or any political subdivision thereof) to be included in the income for Canadian federal income tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to payment of the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such Note.

The Company will furnish to the Holders of the Notes by mail, within 30 days after the date of the payment of any Canadian Taxes is due under applicable law, certified copies of tax receipts or other documents evidencing such payment.

Wherever in this Note or the Indenture there is mentioned, in any context, the payment of principal (and premium, if any), interest or any other amount payable under or with respect to the Notes, such mention shall be deemed to include mention of the payment of additional amounts to the extent that, in such context additional amounts are, were or would be payable in respect thereof.

The Company may, at any time, and from time to time, issue additional Notes under the Indenture in unlimited amounts having the same terms as this Note, and such additional Notes will, together with this Note and any Notes which may be issued in exchange or substitution herefor, constitute a single series of Notes under the Indenture.

Prior to the date that is six months prior to Maturity, the Notes of this series will be subject to redemption, in whole or in part, at the Company’s option at any time, or from time to time, at a Redemption Price equal to the greater of:

•	100% of the principal amount of the Notes to be redeemed, and

•	the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (assuming that such Notes matured on February 1, 2051, the date that is six months prior to Maturity of the Notes), not including any portion of the payments of interest accrued as of the Redemption Date, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined below) plus 20 basis points, plus, in either case, accrued interest on the principal amount being redeemed to the Redemption Date. The Redemption Price for the Notes to be redeemed on any Redemption Date that is on or after the date that is six months prior to Maturity of the Notes will be equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the principal amount being redeemed to the Redemption Date.

Notwithstanding the foregoing, installments of interest on Notes being redeemed that are due and payable on Interest Payment Dates falling on or prior to the relevant Redemption Date will be payable to the Holders of Notes registered at the close of business on the relevant record dates according to the terms and provisions of the Indenture.

Notice of any redemption will be delivered by first-class mail at least 10 days, but not more than 60 days, before the Redemption Date to each Holder of the Notes to be redeemed.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.

In the case of a partial redemption of Notes, selection of such Notes for redemption will be made on a pro rata basis. If any Note is redeemed in part, the notice of redemption relating to such Note shall state the portion of the principal amount thereof to be redeemed; provided that no Note in an aggregate principal amount of US$1,000 or less shall be redeemed in part. A replacement Note in the principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note.

In connection with such optional redemption, the following defined terms apply:

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed (assuming that such Notes matured on February 1, 2051, the date that is six months prior to Maturity of the Notes) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means one of the Reference Treasury Dealers, which is appointed by the Company.

“Reference Treasury Dealer” means each of Credit Suisse Securities (USA) LLC, BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and a Primary Treasury Dealer (as defined below) selected by SMBC Nikko Securities America, Inc. and their respective successors; provided, however, that if such entity or its successor shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Reference Treasury Dealer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m. (New York time) on the third business day preceding such Redemption Date.

In the event of redemption of this Note in part only, a new Note or Notes of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Notes of this series will be subject to redemption at any time at a Redemption Price equal to the principal amount of the Notes, together with accrued and unpaid interest to the Redemption Date, upon the giving of notice by first-class mail at least 10 days, but not more than 60 days, before the Redemption Date to each Holder of the Notes to be redeemed, if the Company (or its successor) determines that (1) as a result of (A) any amendment to or change (including any announced prospective change) in the laws or related regulations of Canada (or the Company’s successor’s jurisdiction of organization) or of any applicable political subdivision or taxing authority or (B) any amendment to or change in an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority announced or becoming effective on or after June 24, 2021, the Company has or will become obligated to pay, on the next Interest Payment Date for the Notes, additional amounts with respect to any Notes of the series as described above, or (2) on or after June 24, 2021, any action has been taken by any taxing authority of, or any decision has been rendered by a court in, Canada (or the Company’s successor’s jurisdiction of organization) or any applicable political subdivision or taxing authority, including any of those actions specified in (1) above, whether or not the action was taken or decision rendered with respect to the Company, or any change, amendment, application or interpretation is officially proposed, which, in the opinion of the Company’s counsel, will result in the Company becoming obligated to pay, on the next Interest Payment Date, additional amounts with respect to any Note of the series, and the Company has determined that the obligation cannot be avoided by the use of reasonable available measures.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, certain obligations of the Company under the Indenture and this Note are guaranteed pursuant to guarantees endorsed hereon as provided in the Indenture.  Each Holder, by holding this Note, agrees to all of the terms and provisions of said guarantees.  The Indenture provides that either guarantor shall be released from its guarantee upon the occurrence of certain events.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of US$2,000 and integral multiples of US$1,000 thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Note which are not defined in this Note and are defined in the Indenture shall have the meanings assigned to them in the Indenture.